Donoghue Forlines Tactical High Yield ETF
(formerly, TrimTabs Donoghue Forlines Tactical High Yield ETF)
Schedule of Investments
October 31, 2021 (Unaudited)
	Shares	Value

EXCHANGE-TRADED FUNDS - 99.8%
iShares 0-5 Year High Yield Corporate Bond ETF	38,013	$1,731,492
iShares 3-7 Year Treasury Bond ETF (b)	96,674	12,475,780
iShares Broad USD High Yield Corporate Bond ETF (b)	72,151	2,979,836
iShares iBoxx High Yield Corporate Bond ETF (b)	43,306	3,764,591
iShares U.S. Treasury Bond ETF	573,645	15,195,856
Schwab Intermediate-Term U.S. Treasury ETF	223,865	12,585,690
SPDR Bloomberg Barclays High Yield Bond ETF (b)	21,115	2,293,511
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	44,766	1,222,559
SPDR Portfolio Intermediate Term Treasury ETF	306,213	9,820,251
VanEck Fallen Angel High Yield Bond ETF	42,919	1,419,546
Vanguard Intermediate-Term Treasury ETF	222,616	14,915,272
Xtrackers USD High Yield Corporate Bond ETF (b)	74,363	2,961,135
TOTAL EXCHANGE-TRADED FUNDS (Cost $81,854,299)		81,365,519

MONEY MARKET FUND - 0.2%
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	159,108	159,108
TOTAL MONEY MARKET FUND (Cost $159,108)		159,108

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 15.5%
Investment Company - 15.5%
Mount Vernon Liquid Asset Portfolio, LLC, 0.10% (a)	12,598,119	12,598,119
TOTAL INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $12,598,119)		12,598,119

Total Investments (Cost $94,611,526) - 115.5%		94,122,746
Liabilities in Excess of Other Assets - (15.5%)		(12,636,621)
TOTAL NET ASSETS - 100.0%		$81,486,125

Percentages are stated as a percent of net assets.

ETF - Exchange-Traded Fund
(a) Rate disclosed is the seven day annualized yield as of October 31, 2021.
(b) All or a portion of this security was out on loan at October 31, 2021. Total loaned securities had a market value of $12,315,234 as of October 31, 2021.

Donoghue Forlines Tactical High Yield ETF
(formerly, TrimTabs Donoghue Forlines Tactical High Yield ETF)
Summary of Fair Value Disclosure at October 31, 2021 (Unaudited)

The FASB established a framework for measuring fair value in accordance with GAAP. Under FASB ASC Topic 820, Fair Value Measurement, various inputs are used in determining the value of each Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2021:

Donoghue Forlines Tactical High Yield ETF
(formerly, TrimTabs Donoghue Forlines Tactical High Yield ETF)

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$81,365,519	$-	$-	$81,365,519
Money Market Fund	159,108	-	-	159,108
Investment Purchased with the Cash Proceeds From Securities Lending	12,598,119	-	-	12,598,119

Total Investments	$94,122,746	$-	$-	$94,122,746

The Fund did not invest in any Level 3 securities during the period.